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                                                                    EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jabil Circuit, Inc. (the "Company") on Form 10-Q for the quarter ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Timothy L. Main, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 14, 2003

/s/ Timothy L. Main
-------------------------------------
Timothy L. Main
President and Chief Executive Officer

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q. A signed original of this written statement required by Section 906 has been provided to Jabil Circuit, Inc. and will be retained by Jabil Circuit, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.